Exhibit 4.1




















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                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF JUNE 21, 2001
                                  BY AND AMONG

                               DANZER CORPORATION

                                       AND

                          THE HOLDERS OF SECURITIES OF
                               DANZER CORPORATION
                                SIGNATORY HERETO

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                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of June 21, 2001, is made by and among Danzer Corporation, a New York corporation (the "Company"), the holders of equity securities of the Company signatory hereto, whose names are set forth on the. Schedule of Security Holders attached hereto as Exhibit A, and any other holders of Registrable Securities (as hereinafter defined) which from time to time become bound by and subject to the terms hereof (each, a "Holder" and collectively, the "Holders").

                                   WITNESSETH:

     WHEREAS, simultaneously with the execution of this Agreement, the Company, Danzer Industries, Inc., Pyramid Coach, Inc., Champion Trailer, Inc., United Acquisition, Inc., U.S. Rubber Reclaiming, Inc., Obsidian Capital Partners, L.P. ("Obsidian") and Timothy S. Durham are entering into that certain Acquisition Agreement and Plan of Reorganization, dated as of the date hereof (the "Acquisition Agreement");

     WHEREAS, in order to induce Obsidian to enter into the Acquisition Agreement, the Company has agreed to provide the registration rights set forth in this Agreement to Obsidian and the partners of Obsidian upon distribution of the Registrable Securities (as defined herein) to such partners; and

     WHEREAS, Obsidian has agreed to promptly distribute the Registrable Securities received by it pursuant to the Acquisition Agreement, and certain other Registrable Securities to be issued to Obsidian following the consummation of the Danzer Transaction (as defined herein), to the partners of Obsidian;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   Definitions. The following capitalized terms have the following meanings:

     "Affiliate" of any Person means a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such first Person.

     "Agreement" shall mean this Registration Rights Agreement.

     "Acquisition Agreement" shall have the meaning set forth in the recitals of this Agreement.

     "Commission" means the United States Securities and Exchange Commission or any other United States Federal agency from time to time administering the Securities Act.

     "Common Stock" means the common stock of the Company, par value $.000l per share, and any securities issued with respect to such Common Stock by way of a stock dividend, stock split or similar transaction, or in connection with a combination of shares, recapitalization, merger, consolidation or similar transaction.

     "Common Stock Equivalents" shall mean all securities convertible into or exchangeable for, and all warrants, options and other rights exercisable for, shares of Common Stock.

     "Danzer Transaction" shall mean the transactions contemplated by the Acquisition Agreement.

     "Demand Holder" shall mean any Holder, provided that such Holder owns at least 15% of the total shares of Common Stock, including shares underlying Common Stock Equivalents, then owned by all of the Holders of Common Stock or Common Stock Equivalents.

     "Demand Registration" shall have the meaning specified in Section 2(b).

     "Distribution" shall mean any distribution by Obsidian to the Partners of any Registrable Securities from time to time acquired by Obsidian in connection with the Danzer Transaction or otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

     "Holder or Holders" shall have the meaning set forth in the preamble of this Agreement, it being understood that the Partners shall be deemed to be Holders with respect to any Registrable Securities from time to time received in connection with any Distribution of such Registrable Securities.

     "Management" shall mean all employees of the Company or any of its Subsidiaries for whom disclosure would be required under Item 402 of Regulation S-K promulgated by the Commission.

     "NASD" shall mean The National Association of Securities Dealers, Inc. and any successor organization.

     "Obsidian" shall mean Obsidian Capital Partners, L.P.

     "Partners" shall mean collectively the limited partners and the general partner of Obsidian.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, or unincorporated organization, or any governmental agency, officer, department, commission, board, bureau, or instrumentality thereof.

     "Piggyback Registration" shall have the meaning specified in Section 3(a) of this Agreement.

     "Preferred Stock" shall mean the shares of Series C Convertible Preferred Stock of Danzer Corporation issued to Obsidian in connection with the Danzer Transaction.

     "Registrable Securities" shall mean shares of Common Stock which are owned by any Holder (or which are issuable upon exchange, exercise or conversion of Common Stock Equivalents) and which have not ceased to be Restricted Securities; provided that any shares of Common Stock which cease to be Restricted Securities solely because they have become eligible for transfer pursuant to Rule 144 (or any similar rule then in force) will not cease to be Registrable Securities until they have actually been sold to the public in compliance with Rule 144 (or any similar rule then in force).

     "Registration  Statement"  means a registration  statement  provided for in
Section 6 of the Securities Act under which securities are registered under the Securities Act, together with any preliminary, final or summary prospectus contained therein, any amendment or supplement thereto, and any document incorporated by reference therein.

     "Required Registration" shall have the meaning specified in Section 2(a).

     "Restricted Securities" means (i) the Common Stock owned by any Holder and any Common Stock issued or issuable upon exchange, conversion, or exercise of Common Stock Equivalents owned by any Holder and (ii) any securities issued with respect to the Common Stock referred to in (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (b) become eligible for sale pursuant to Rule 144 without restriction on volume or manner as provided in Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing a Securities Act legend have been delivered by the Company. Whenever any particular shares of Common Stock cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new certificates not bearing a Securities Act legend.

     "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as amended from time to time, and any successor rule or regulation thereto.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     Terms defined in the Exchange Act or the Securities Act and not otherwise defined herein have the meanings herein as therein defined.



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2.   Required Registration; Demand Registration.

     (a) Required Registration. The Company shall register under the Securities Act the Registrable Securities which were acquired upon conversion of the Preferred Stock issued to Obsidian in connection with the Danzer Transaction. The Company shall use its commercially reasonable best efforts, as soon as reasonably practicable following the date of issuance of the Preferred Stock and in any event on or before December 31, 2001 (unless the Holders holding at least seventy-five percent (75%) of the Registrable Securities then held by all of the Holders shall extend such date or otherwise agree to waive or alter the requirements of this Section 2(a)), to (i) file with the Commission a Registration Statement on Form S-i of the Commission (or such other form promulgated by the Commission for which the Company qualifies and which counsel for the Company shall deem appropriate) for the registration under the Securities Act of the sale of the Registrable Securities acquired upon conversion of the Preferred Stock and to effect such registration (the "Required Registration"), and (ii) cause the Registrable Securities to be listed on a nationally recognized United States securities exchange or quoted on the NASD automated quotation system. In the event the Company is not able to effect the Required Registration on or before December 31, 2001, the Company shall send a notice to that effect, and stating the reason(s) therefor, to each of the Holders on the first business day following such date, and every six months thereafter until the Required Registration is complete, and shall continue to use its commercially reasonable best efforts to effect the Required Registration as soon as reasonably practicable after such date. For purposes of this Section 2(a) and Section 4(a)(i), the Company shall not be deemed to have used its commercially reasonable best efforts to perform its obligations under this
Section 2(a) or Section 4(a)(i) if the failure to perform such obligations is a result of the determination by the Company that the amount of time, effort or expense which the Company, or any agent, professional advisor or representative of the Company, believes would be required to fulfill such obligations, including without limitation, any time, effort or expense required to obtain audited financial statements of the Company or any of its subsidiaries (or any of their respective predecessors) for a number of years sufficient to satisfy applicable rules of the Commission with respect to the Required Registration or a Demand Registration, as applicable, is not warranted; it being understood and agreed that the Company shall consult at least two (2) independent accounting firms, at least one of which shall be a "Big 5" accounting firm, in determining whether audits of the financial statements of the Company or any of its subsidiaries (or any of their respective predecessors) for a sufficient number of years to satisfy the applicable rules of the Commission can be completed by the firm in question under the circumstances, and it being further understood and agreed that the Company shall not be deemed to have used its commercially reasonable best efforts to fulfill its obligations under this Section 2(a) or
Section 4(a)(i) if either of such accounting firms determines that audits of the financial statements of the Company or any of its subsidiaries (or any of their respective predecessors) for the required number of years can be completed, without regard to the cost thereof, but such audits are not completed within the applicable time period.

     (b) Demand Registration. Provided that the Company is not then in the process of registering the Registrable Securities as required by Section 2(a), each Demand Holder shall, at any time after the earlier of (i) January 1, 2002, if the Company shall have failed to consummate the Required Registration by that time (and such date was not extended or such requirement was not otherwise waived or altered by the Holders holding at least seventy-five percent (75%) of the Registrable Securities then held by all of the Holders as provided for in
Section 2(a)), or (ii) June 1, 2002, have the right, exercisable by written notice to the Company, to request that the Company effect the registration under the Securities Act of all or part of such Demand Holder's Registrable Securities (a "Demand Registration").

     Upon receipt of such notice, the Company shall promptly give written notice of such Demand Registration to all Holders of Registrable Securities, and shall use its best efforts to effect the registration (including, without limitation, an undertaking to file post-effective amendments) under the Securities Act and appropriate qualification under applicable blue sky or other state securities laws of:

     (i) the Registrable Securities which the Company has been requested to register by such Demand Holder (including, without limitation, an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) under the Securities Act), and

     (ii) all other Registrable Securities which the Company has been requested to register by the Holders thereof, by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the Registrable Securities so to be registered and qualified.

     Subject to the foregoing provisions and the provisions of Section 2(f), the Company shall use its best efforts to register under the Securities Act all Registrable Securities which the Company has been so requested to register.

     (c) Selection of Underwriters. If the Demand Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as part of its request made pursuant to Section 2(b) and the Company shall include such information in the written notice referred to in Section 2(b). The right of each Demand Holder to registration pursuant to Section 2(b) shall be conditioned upon such Demand Holder's participation in such underwriting and the inclusion of such Demand Holder's Registrable Securities in the underwriting to the extent provided herein. The underwriters of any offering pursuant to a Demand Registration shall be (i) a lead managing underwriter (which shall be a nationally-recognized investment banking firm) selected by the Demand Holder which requested such Demand Registration and subject to the approval of the Company, and (ii) such comanaging underwriters (which shall be one or more nationally-recognized investment banking firms) selected by the Demand Holder which requested such Demand Registration and subject to the approval of the Company.

     (d) Priority in Demand Registration. If the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in a Demand Registration exceeds what can be sold in such offering at a price reasonably acceptable to the Company and the Demand Holder which requested such Demand Registration, then the Company will include in such Demand Registration the number of Registrable Securities requested to be included in such Demand Registration which the Company is so advised can be sold in such offering, which shall be allocated pro rata among the Holders participating in the Demand Registration.

     If the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in a Demand Registration by Holders who are members of Management of the Company should be reduced, then the Company will reduce the number of Registrable Securities requested to be sold by such Persons on a pro rata basis.

     In the event any Registrable Securities of any Demand Holders are excluded from registration as a result of the foregoing provisions, then such Persons shall be entitled to sell, on a pro rata basis, the excluded Registrable Securities, prior to any other Registrable Securities, pursuant to the underwriters' over-allotment option.

     Except as provided in the last sentence of this paragraph and the preceding paragraph, no Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the underwriters and the Demand Holder requesting such Demand Registration. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriters' limitation.

     (e) Limit on Demand Registrations. Notwithstanding any other provisions of this Agreement to the contrary, the rights of Demand Holders to request a Demand Registration shall be subject to the following limitations: the aggregate number of Demand Registrations requested by all Holders shall not exceed three (3) on Form S-1 of the Commission (or similar expanded form then in effect) if the Company is not then eligible to use a short form of the Commission and three (3) on Form S-3 of the Commission (or similar short form then in effect); provided, however, a Demand Registration shall not count for the purpose of determining the foregoing limitations (1) if the registration statement does not become effective, unless (x) the registration statement did not become effective by reason of the refusal to proceed by the Demand Holders requesting the Demand Registration (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) and (y) the Demand Holders requesting the Demand Registration do not promptly reimburse the Company for all registration expenses incurred by it in connection with such registration as provided in Section 5 hereof, (2) if, after the registration statement that relates to such registration has become effective, such registration statement becomes subject to any stop order, injunction or any order or requirement of the Commission or other governmental agency or court for any reason and such order, injunction or requirement is not promptly withdrawn or lifted, or (3) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission of the Demand Holders requesting the Demand Registration.

     (f) Postponement on Demand Registrations. The Company may postpone for up to 120 days the filing or the effectiveness of a Registration Statement for a Demand Registration, if the Board of Directors of the Company determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any business combination, acquisition, disposition or other strategic transaction. In such event, the Company shall provide a certificate signed by the President of the Company to the Demand Holders requesting the Demand Registration stating that, in the good faith discretion of the Board of Directors of the Company, it would not be in the best interests of the Company for such Registration Statement to be filed on or before the date the filing would otherwise be required and the Demand Holder will be entitled to withdraw its request for the Demand Registration. If the request for the Demand Registration is so withdrawn, such Demand Registration request shall not count as a Demand Registration request hereunder. The Company may not exercise its right to delay a request more than once in any consecutive period of 365 days.

     (g) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2, no securities other than Registrable Securities shall be included among the securities covered by such registration unless, (i) in the case of the Required Registration, all of the Holders, or
(ii) in the case of a Demand Registration, the Demand Holders which requested such Demand Registration, shall have consented in writing to the inclusion of such other securities and, in the case of a Demand Registration, if such other securities are included and the managing underwriter advises the Company that, in its opinion, the number of securities requested to be included exceeds what can be sold, such other securities shall be first excluded, pro rata among the holders of such other securities before the provisions of Section 2(d) are applied. In no event shall any Registrable Securities issued upon conversion of the Preferred Stock be excluded from the Required Registration due to the inclusion of other securities.

     (h) Other Registration Rights. Except as otherwise provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of Holders then holding a majority of the Registrable Securities held by all such Holders which would be reasonably likely to be adversely affected by the grant of any such superior rights by any such inconsistent agreement; provided, however, that the Company may grant rights substantially similar to the right to request a Piggyback Registration pursuant to Section 3(a), with respect to the Common Stock issued pursuant to any stock options granted by the Company, but only if such rights are expressly subordinated to the rights of the Holders pursuant to Section 3 hereof.

3.   Piggyback Registration.

     (a) Right to Piggyback. If the Company at any time proposes to register any securities under the Securities Act (other than registrations on Form S-4 or S-8 of the Commission or the equivalent thereof) for its own account or for the account of another (except for the Required Registration or a Demand Registration) and the form of Registration Statement to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all Holders which are holders of Registrable Securities of its intent to do so. Within 30 days after receipt of such notice, any Holder which is a holder of Registrable Securities may by written notice to the Company request the registration by the Company under the Securities Act of Registrable Securities in connection with such proposed registration by the Company under the Securities Act (a "Piggyback Registration"). Such written notice to the Company shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof. Upon receipt of such request, the Company will use its best efforts to register under the Securities Act all Registrable Securities which the Company has been so requested to register, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, however, that if at any time after giving notice of its intent to register securities and before pricing of the sale of such securities, the Company determines for any reason not to register or to delay registration of such securities, the Company shall give notice of such determination to the Holders requesting such Piggyback
Registration, and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration (but not from its obligation to pay registration expenses pursuant to Section 5 hereof) without prejudice, however, to the rights of any Holder or Holders of Registrable Securities entitled to request that such registration be effected as a Demand Registration under Section 2 hereof, and (ii) in the case of a determination to delay registering, the Company may delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 3 shall relieve the Company of its obligation to effect the Required Registration or any Demand Registration upon request under Section 2(b) hereof.

     (b) Selection of Underwriters. The underwriters of any offering pursuant to a Piggyback Registration shall be one or more nationally-recognized investment banking firms selected by the Company.

     (c) Priority in Piggyback Registrations. If the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in the Piggyback Registration exceeds what can be sold in such offering at a price reasonably acceptable to the Company (and, if applicable, the holders of the Company's securities initiating the Piggyback Registration), then the Company will include in such Piggyback Registration the number of Registrable Securities which the Company is so advised can be sold in such offering, which shall be allocated pro rata on the basis of the number of shares of the Common Stock so proposed to be sold and so requested to be included.

     If the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in a Piggyback Registration by Holders who are members of Management of the Company should be reduced, then the Company will reduce the number of Registrable Securities requested to be sold by such Persons on a pro rata basis.

     In the event any Registrable Securities of any Holders are excluded from registration as a result of the foregoing provisions, then such Persons shall be entitled to sell, on a pro rata basis, the excluded Registrable Securities, prior to any other Registrable Securities, pursuant to the underwriters' over-allotment option.

     Except as provided in the last sentence of this paragraph and the preceding paragraph, no Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company and the underwriters. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriters' limitation.

4.   Registration Procedures.

     (a) Company Covenants. Whenever the Company is hereunder required to effect the registration under the Securities Act of any Registrable Securities, or to use its best efforts to effect the registration under the Securities Act of any Registrable Securities, as provided in Section 2 or Section 3, the Company will:

     (i) prepare and file with the Commission as soon as practical, but in any event, with respect to any Demand Registration or Piggyback Registration, no later than 90 days after receipt of an appropriate request in the exercise of its commercially reasonable best efforts, the requisite Registration Statement to effect such registration and thereafter use its best efforts to cause such Registration Statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Subsection 3(a), its securities which are Registrable Securities) at any time prior to the effective date of the Registration Statement relating thereto;
          provided, however, that before filing a Registration Statement the Company will furnish the Holders of Registrable Securities covered by such Registration Statement, the underwriters, if any, and any attorney, accountant or other agent retained by any such Holders of Registrable Securities or underwriters (a) copies of all such documents proposed to be filed, and (b) if requested, financial and other information required by the Commission to be included in such Registration Statement and all financial and other records, pertinent corporate documents and properties of the Company customarily reviewed in connection with an underwritten registration;

     (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earlier of (a) such time as all such securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and (b) the expiration of 180 days from the date such Registration Statement first becomes effective (exclusive of any period during which the Holders are prohibited or impaired from disposition of Registrable Securities by reason of the occurrence of any event described in Section 4(a)(v)(a), Section 4(a)(vii) or
          Section 4(c)), at which time the Company shall have the right to deregister any of such securities which remain unsold; provided, that the Company shall be deemed not to have used all reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that results in the selling Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period;

     (iii)furnish to each seller of Registrable Securities covered by such Registration Statement and each underwriter, if any, such number of conformed copies of the Registration Statement, and of each amendment and supplement thereto, such number of copies of the prospectus contained in such Registration Statement and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request (and the Company hereby consents to the use of, in accordance with all applicable laws, each of the Registration Statement and any amendments thereto and any prospectus and any supplement thereto by each such seller and underwriters, if any, in connection with the offering and sale of Registrable Securities covered by such Registration Statement);

     (iv) use its best efforts to register or qualify all securities covered by such Registration Statement under such other securities or blue sky laws of jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be obligated to be so qualified but for the requirements of this subsection; or (b) consent to general service of process in any such jurisdiction; (v) use its best efforts to (a) obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or sales thereunder at the earliest possible time and (b) cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities of United States jurisdictions as may be necessary to enable the seller thereof to consummate the disposition of such Registrable Securities;

     (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, of:

          1) an opinion of counsel for the Company dated the effective date of the Registration Statement (and dated the closing date under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

          2) a "comfort letter" dated the effective date of the Registration Statement (and dated the date of the pricing and the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in such letters delivered to the underwriters in underwritten public offerings of securities, and, in the case of the legal opinion, such other legal matters, and, in the case of the "comfort letter," such other financial matters, as such sellers or the underwriter may reasonably request;

          (vii)at any time when a prospectus relating thereto is required to be delivered under the Securities Act, notify each seller of Registrable Securities covered by such Registration Statement promptly after the Company discovers that the prospectus included in such Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (viii) comply with all applicable rules and regulations of the Commission and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission)
               (a) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering or (b) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which earnings statements shall cover such 12-month period;

          (ix) promptly (but in any event, within three business days) notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, and confirm such notice in writing:

               1) when a prospectus or any supplement or post-effective amendment to such prospectus has been filed and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective;

               2) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information;

               3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any prospectus or the initiation of any proceedings by any Person for that purpose;

               4) if at any time the representations and warranties of the Company contemplated by Section 4(b) below cease to be true and correct in any material respect;

               5) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening, of any proceeding for such purpose;

               6) of the happening of any event that makes any statement made in such Registration Statement untrue in any material respect or that requires the making of any changes in such Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any prospectus), not misleading; and

               7)   of   the   Company's   reasonable   determination   that   a
                    post-effective amendment to a Registration Statement would be appropriate.

          (x) if requested by the managing underwriters, if any, or a Holder of Registrable Securities being sold, promptly incorporate in a prospectus, supplement or post-effective amendment any information as the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold reasonably request to be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment; furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the Registration Statement;

          (xii)cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities not bearing any restrictive legends and in a form eligible for deposit with The Depository Trust Company to be sold, and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holder of Registrable Securities may request at least three business days prior to any sale of Registrable Securities to the underwriters;

          (xiii) cooperate with each seller of Registrable Securities covered by any registration statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings to be made with the NASD;

          (xiv)use all reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby;

          (xv) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement and a CUSIP number from and after a date not later than the effective date of such Registration Statement; and

          (xvi)use its best efforts to list all Registrable Securities covered by such Registration Statement on all securities exchanges and inter-dealer quotation systems on which similar securities issued by the Company are then listed or quoted and, if not then listed or quoted on a nationally-recognized securities exchange, to use its commercially reasonable best efforts to list the Registrable Securities covered by such Registration Statement on a nationally recognized United States securities exchange or on the NASD automated quotation system by December 31, 2001, and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such Registration Statement as a NASDAQ "national market system security" within the meaning of Rule 11 Aa2-1 under the Exchange Act, or failing that, to secure NASDAQ authorization and without limiting the foregoing, use its best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and shall take any other action reasonably necessary or advisable to facilitate the disposition of such Registrable Securities.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may request. Any Person participating in the Required Registration, any Demand Registration or any Piggyback Registration must (a) agree to sell their securities on the basis provided in the underwriting agreement and (b) complete and execute all documents required under this Agreement or the underwriting agreement.

     Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subparagraph (vii) of this Subsection 4(a), such Holder will discontinue immediately such Holder's disposition of securities pursuant to the Registration Statement until such Holder receives copies of the supplemented or amended prospectus contemplated by such subparagraph (vii) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     (b) Underwriting Agreement. The Company will enter into an underwriting agreement with the underwriters, if any, for any offering pursuant to the Required Registration, a Demand Registration or a Piggyback Registration if requested by the underwriters so to do. The underwriting agreement will contain such representations and warranties by the Company and such other terms as are generally prevailing at such time in underwriting agreements (and indemnification and contribution provisions substantially similar to Section 6 herein). The Holders of Registrable Securities to be distributed by the underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations, warranties, and other agreements by the Company to and for the benefit of the underwriters also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities, to the extent such terms are generally prevailing at such time in underwriting agreements. No Holder of Registrable Securities who is not an Affiliate of the Company shall be required to make representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities, such Holder's intended method of distribution and any representations required by law.

     (c) Holdback Agreements. The Company agrees (x) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 120 days after any Demand Registration or Piggyback Registration has become effective, except as part of such Demand Registration or Piggyback Registration, as the case may be, and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto and (y) to use its best efforts to cause each holder of at least 5% of its equity securities (on a fully-diluted basis), or any securities convertible into or exchangeable or exercisable for any such securities, to agree not to effect any such public sale or distribution of such securities during such period, unless the managing underwriter otherwise agrees to such sale or distribution.

     (d) Preparation: Reasonable Investigation. In connection with the preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities to be registered under such Registration Statement, the underwriters and their respective counsel and accountants, the opportunity to participate in preparing the Registration Statement and, in the case of any Holder which m its reasonable judgment might be deemed to be an underwriter or controlling person of the Company, to require the insertion therein of material furnished to the Company in writing which, in the reasonable judgment of such Holders and their counsel, should be included. The Company will also give the underwriters and their respective counsel and accountants and any Holder which in its reasonable judgment might be deemed to be an underwriter or controlling person of the Company such access to its books and records and opportunities to discuss the business of the Company with the Company's officers and independent public accountants who have certified the Company's financial statements as shall, in the opinion of such Holders' and such underwriters' respective counsel, be necessary to conduct a reasonable investigation within the meaning of the Securities Act. The Company will not file any Registration Statement to which the Holders of at least a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall for reasonable reasons object.

     (e) Rule 144. If the Company files a Registration Statement pursuant to the Securities Act or Section 12 of the Exchange Act, the Company will also file the reports required to be filed by it under the Securities Act and the Exchange Act to enable the Holders to sell their Registrable Securities without registration under the Securities Act and within the exemptions provided under the Securities Act by Rule 144 or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

5. Registration Expenses. The Company will bear all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees, all securities and blue sky compliance fees and expenses, all word processing expenses, duplicating expenses, printing expenses, engraving expenses, messenger and delivery expenses, all Company general and administrative expenses, all Company counsel and accountants' fees and disbursements, all special audit, financial statement and reconstruction costs, all comfort letter costs, all underwriter fees and disbursements customarily paid by issuers or sellers of securities (including fees paid to a "qualified independent underwriter" required by the rules of the NASD in connection with a distribution), all "road show" expenses and allocations and such expenses for other Persons retained by the Company, and all reasonable fees and expenses of one law firm representing the Holders of Registrable Securities included in such registration, which counsel shall be selected by the Holders of a majority of the Registrable Securities included in such registration, but excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers, sales agents or similar securities industry professionals relating to the distribution of Registrable Securities, all fees and expenses of each law firm serving as counsel to the sellers of Registrable Securities (other than the Company) included in the Registration Statement other than the counsel which shall be selected by the Holders of a majority of the Registrable Securities included in such registration pursuant to this Section 5 and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities being registered in all cases.

6.   Indemnification.

     (a) Indemnification by the Company. In the event of the Required Registration or any Demand Registration or any Piggyback Registration of any Registrable Securities under the Securities Act the Company shall, and hereby does, indemnify and hold harmless each seller of any Registrable Securities covered by the Registration Statement with respect thereto, such seller's partners, directors, fiduciaries, officers and agents, each underwriter (including any "qualified independent underwriter" required by the rules of the NASD) of the offering or sale of such securities, and each Person who controls such seller or underwriter within the meaning of the Securities Act, against any losses, costs, claims, damages or liabilities (including without limitation reasonable attorneys' fees and other costs and expenses incurred in defending any such claim) to which such seller, partner, director, officer, agent, underwriter or controlling Person, as the case may be, may become subject under the Securities Act or otherwise, insofar as such losses, costs, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof or any of the foregoing incurred in settlement of litigation) arise out of or are based upon an untrue statement or alleged untrue statement of material fact contained in the Registration Statement under which such Registrable Securities were sold or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with such registration, and the Company will reimburse each such indemnified Person for expenses reasonably incurred by it (including, without limitation, costs of investigation and reasonable attorneys' fees and disbursements) in connection with defending such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case for any losses, costs, claims, damages, liabilities (or actions or proceedings in respect thereof or any of the foregoing incurred in settlement of litigation) or expenses which arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made by the Company in such Registration Statement in reliance upon and in conformity with information furnished to the Company by such Person through an instrument duly executed by such Person specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to and does not indemnify any underwriter in the offering or sale of Registrable Securities, or any Person who controls an underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, costs, claim, damage, liability (or action or proceeding in respect thereof or any of the foregoing incurred in settlement of litigation) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person, if such statement or omission was corrected in such final prospectus. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party, and shall survive the transfer of such Registrable Securities by the seller thereof.

     (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any Registration Statement, that the Company receive an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 6) the Company, its directors, its officers, agents, Affiliates and each other Person who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration Statement. The prospective sellers' obligation to indemnify will be several, not joint and several, among such sellers and the liability of each such seller of Registrable Securities shall be in proportion to and limited to the net amount received by such seller from the sale of Registrable Securities pursuant to such Registration Statement. This indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company, its directors, officers, agents, Affiliates or controlling Persons, and shall survive the transfer of such Registrable Securities by the seller thereof.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 6(a) or Section 6(b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 6, except to the extent that a court of competent jurisdiction determines that the indemnifying party is materially prejudiced by the failure to give such, notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and the indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld) or for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless the named parties to any such action, claim or proceeding include any indemnified party and the indemnifying party or an Affiliate of the indemnifying party, and such indemnified party shall have been advised by counsel that either (a) there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party or such Affiliate or (b) a conflict of interest may exist if such counsel represents such indemnified party and the indemnifying party or its Affiliate in which case the indemnifying party shall not have the right to assume the defense thereof and counsel of the indemnified party shall be at the expense of the indemnifying party; provided, however, if at any time an indemnified party shall have requested the indemnifying party to assume the defense of any such action or to reimburse it for indemnified expenses and the indemnifying party shall not have done so, the indemnifying party agrees that it shall be liable for any settlement of any losses, costs, claims, damages or liabilities of the nature contemplated by this
Section 6 effected without its written consent if (x) such settlement is entered into more than 45 days after receipt by the indemnifying party of the aforesaid request, (y) the indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (z) the indemnifying party shall not have assumed defense of the matter, or reimbursed the expenses, in accordance with such request prior to the date of settlement. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party's liability to any indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder.

     (d) Other Indemnification. The indemnification similar to that specified in the preceding subsections of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

     (e) Indemnification Payments. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, cost, damage or liability is incurred.

     (f) Contribution. If the indemnification provided for in this Agreement is for any reason unavailable or insufficient to indemnify an indemnified party under Subsection 6(a), Subsection 6(b) or Subsection 6(d) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in a proportion which reflects: (i) the relative benefits received on the one hand by the Company and on the other hand by the Holders of the Registrable Securities covered by the Registration Statement; and (ii) the relative fault with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, on the one hand of the Company and on the other hand of the Holders of the Registrable Securities covered by the Registration Statement, as well as any other relevant equitable considerations.

     The relative benefits received shall be deemed to be in the same proportion which the total proceeds from the offering of the securities (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to the total proceeds from the offering of the securities (net of underwriting discounts and commissions but before deducting expenses) received by the Holders of the Registrable Securities with respect to such offering, and in each case, such net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus. Notwithstanding the provisions of this section, no Holder shall be required to contribute any amount in excess of the proceeds (net of underwriting discounts and commissions but before deducting expenses) received by such Holder in the registration.

     The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders of the Registrable Securities; the intent of the parties; the parties' relative knowledge; the parties' access to information; and the parties' opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 is determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.

     No Person guilty of  "fraudulent  misrepresentation"  within the meaning of
Section 11 of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.   Miscellaneous.

     (a) Amendments and Waivers. This Agreement may be amended or waived by the consent of the Company and the Holders holding at least seventy five percent (75%) of the Registrable Securities then held by all of the Holders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Subsection 7(a), whether or not such Registrable Securities shall have been marked to indicate such consent.

     (b) Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of (i) any action by holders of Registrable Securities pursuant to this Agreement and (ii) any determination of the number of Registrable Securities held by any holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances of such beneficial owner's ownership of such Registrable Securities.

     (c) Notices. Any notice, request, instruction or other document to be given hereunder shall be in writing (including telecopy, e-mail transmission, or similar writing) and shall be given to the party being notified at its address, telecopy number, or e-mail address set forth on the signature pages hereof or to any other address as the party to whom notice is to be given may provide in a written notice to the party giving the notice, a copy of which written notice shall be on file with the Secretary of the Company. Each notice, request or other communication shall be effective if: (i) given by telecopy, or e-mail transmission, when that telecopy or e-mail transmission is transmitted to the telecopy number or e-mail address specified in this Section and the appropriate answer back is received; (ii) given by mail, 72 hours after the communication is deposited in the mails with first class postage prepaid addressed as aforesaid; or (iii) given by any other means, when delivered at the address specified in the signature pages to this Agreement.

     (d) Assignment. The rights granted under this Agreement may be assigned or otherwise conveyed in whole or in part by any Holder of Registrable Securities to any transferee of Registrable Securities; provided that in each case the Company is given written notice of the transfer, stating the name and address of said transferee, and the transferee agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement to the same extent as the transferor. Upon any Distribution, Obsidian shall assign all of its rights hereunder to the Partners with respect to the Registrable Securities distributed in each such Distribution.

     (e) Descriptive Heading. The descriptive headings of the sections and paragraphs of this Agreement are for reference only and shall not limit or otherwise affect the meaning hereof.

     (f) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws, and not the law of conflicts, of the State of Indiana.

     (g)  WAIVER  OF  JURY  TRIAL.   THE   PARTIES   HERETO   IRREVOCABLY   AN])
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREON.

     (h) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any state thereof having jurisdiction.

     (i) Counterparts. This Agreement may be executed in multiple counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

     (j) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the content of this Agreement.

     (k) Effectiveness. This Agreement shall not become effective unless and until one or more Holders receives shares of Common Stock or Common Stock Equivalents upon the first closing of the transactions contemplated by the Acquisition Agreement.


                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             DANZER CORPORATION


                             By:______________________________

                             Name:___________________________

                             Title:____________________________

                             Address:  Attn:____________________
                                       17599 York Road
                                       Hagerstown, Maryland 21740
                             Facsimile:________________________


                             OBSIDIAN CAPITAL PARTNERS, L.P.


                             By:_______________________________
                             Obsidian Capital Company, LLC,
                             Its general partner

                             By:________________________

                             Name:_____________________

                             Title:______________________

                             Address:     Attn:______________
                                          111 Monument Circle,
                                          Suite 3680
                                          Indianapolis, Indiana 46204
                             Facsimile:   (317) 237-0137

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              DANZER CORPORATION


                              By:_____________________________

                              Name:___________________________

                              Title:____________________________

                              Address:  Attn:____________________
                                        17599 York Road
                                        Hagerstown, Maryland 21740
                              Facsimile:________________________


                              OBSIDIAN CAPITAL PARTNERS, L.P.


                              By:_______________________________
                              Obsidian Capital Company, LLC,
                              Its general partner

                              By:________________________

                              Name:______________________

                              Title:_______________________

                              Address:     Attn:_______________
                                           111 Monument Circle,
                                           Suite 3680
                                           Indianapolis, Indiana 46204
                              Facsimile:   (317) 237-0137

                              CADEMA CORPORATION

                              By:_____________________________

                              Name:___________________________

                              Title:____________________________

                              Address:_________________________

                              Facsimile:________________________




                              --------------------------------
                              Barbe Butschek



                              THE NORTHERN TRUST COMPANY
                              F/B/O HEB INVESTMENT AND RETIREMENT
                              PLAN


                              By:_______________________________

                              Name:_____________________________

                              Title:______________________________

                              Address:___________________________

                              Facsimile:__________________________

                              UW H.M. WITF
                              F/B/O SALLY WITT DUNCAN


                              By:_____________________________

                              Name:__________________________

                              Title:___________________________

                              Address:________________________

                              Facsimile:_______________________


                              CLEVELAND FAMILY LIMITED PARTNERSHIP


                              By:____________________________

                              By:______________________

                              Name:____________________

                              Title:_____________________

                              Address:__________________

                              Facsimile:_______________________

                              DUNCAN SMITH CO.


                              By:____________________________

                              Name:_________________________

                              Title:__________________________

                              Address:_______________________

                              Facsimile:______________________

                                    EXHIBIT A
                          SCHEDULE OF SECURITY HOLDERS*


                                              Shares of Common Stock or
         Name                                 Or Common Stock Equivalents

Obsidian Capital Partners, L.P.               3,352,963 shares
                                              of Preferred Stock

Cadema Corporation                            1,750,000 shares
                                              of Common Stock

Barbe Butschek                                23,640 shares
                                              of Common Stock

The Northern Trust Company
f/b/o HEB Investment and Retirement Plan      1,179,988 shares
                                              of Common Stock

UW H.M. Witt f/b/o Sally Witt Duncan          91,368 shares of
                                              Common Stock

Cleveland Family Limited Partnership          386,591 shares
                                              of Common Stock

Duncan Smith Co.                              10,000 shares of Series C
                                              Convertible Preferred Stock

*  Schedule includes all Common Stock Equivalents.